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                                    TXU CORP.

                              OFFICER'S CERTIFICATE


         Michael J. McNally, an Executive Vice President and Chief Financial Officer of TXU Corp. (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company dated November 17, 2000, October 3, 2001 and October 10, 2001, and Sections 201, 301, 1501 and 1502 of the Indenture defined herein, does hereby certify to The Bank of New York (the "Trustee"), as Trustee under the Indenture of the Company (For Unsecured Debt Securities Series K and Series L) dated as of October 1, 2001 (the "Indenture") that:

1. The securities of the first series to be issued under the Indenture shall be designated "Series K Senior Notes due November 16, 2006" (the "Series K Notes"). The securities of the second series to be issued under the Indenture shall be designated "Series L Senior Notes due November 16, 2007" (the "Series L Notes" and, together with the Series K Notes, hereinafter sometimes referred to as the "Senior Notes"). All capitalized terms used in this certificate which are not defined herein shall have the meanings set forth in the Indenture.

2. The Series K Notes shall be limited in aggregate principal amount to $500,000,000 at any time Outstanding, except as contemplated in Section 301(b) of the Indenture. The Series L Notes shall be limited in aggregate principal amount to $500,000,000 at any time Outstanding, except as contemplated in Section 301(b) of the Indenture.

3. The Series K Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on November 16, 2006. The Series L Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on November 16, 2007.

4. The Series K Notes and the Series L Notes shall be issued in the denominations of $25 and integral multiples thereof.

5. The Series K Notes shall bear interest initially at the rate of 4.75% per annum payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year (each, an "Interest Payment Date") commencing November 16, 2001. The Series L Notes shall bear interest initially at the rate of 5.45% per annum payable quarterly in arrears on each Interest Payment Date commencing November 16, 2001.

         The amount of interest payable on the Series K Notes and the Series L Notes will be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed shall be computed on the basis of the actual number of days elapsed in the 90-day period. Interest on the Series K Notes and the Series L Notes will accrue from the date of original issuance, but if interest has been paid on such Series K Notes or Series L Notes, as applicable, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding



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         day which is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such Interest Payment Date.

         The interest rate on the Series K Notes that remain Outstanding on and after August 16, 2004, or if the remarketing of the Series K Notes on the third Business Day immediately preceding August 16, 2004 results in a Failed Remarketing (as defined herein), on and after November 16, 2004 (either such date, the "Series K Reset Date"), will be reset to the reset rate (the "Series K Reset Rate") determined by a Reset Agent appointed by the Company (the "Reset Agent") on the third Business Day immediately preceding either August 16, 2004 or November 16, 2004, as the case may be, in the manner described below. From and after the Series K Reset Date, the Series K Notes will bear interest at the Series K Reset Rate.

         The interest rate on the Series L Notes that remain Outstanding on and after August 16, 2005, or if the remarketing of the Series L Notes on the third Business Day immediately preceding August 16, 2005 results in a Failed Remarketing, on and after November 16, 2005 (either such date, "the Series L Reset Date"), will be reset to the reset rate (the "Series L Reset Rate") determined by the Reset Agent on the third Business Day immediately preceding either August 16, 2005 or November 16, 2005, as the case may be, in the manner described below. From and after the Series L Reset Date, the Series L Notes will bear interest at the Series L Reset Rate.

         On the seventh Business Day immediately preceding the Series K Reset Date and on the seventh Business Day immediately preceding the Series L Reset Date, the Reset Agent will select the Applicable Benchmark Treasury (as defined herein) and determine the spread (the "Reset Spread") to be added to the yield on the Applicable Benchmark Treasury in order to determine the Series K Reset Rate and Series L Reset Rate, as applicable.

         If August 16, 2004 is the Series K Reset Date, the Reset Agent will determine the spread ("Series K Reset Spread"), which in the opinion of the Reset Agent, when added to the yield on the Applicable Benchmark Treasury on the third Business Day immediately preceding August 16, 2004, will equal the rate the Series K Notes should bear in order for the Series K Notes to have an approximate aggregate market value on such date of 100.5% of the 3-year Treasury Portfolio Purchase Price (as defined herein). If November 16, 2004 is the Series K Reset Date, the Reset Agent will determine the Series K Reset Spread which, in the opinion of the Reset Agent, when added to the yield on the Applicable Benchmark Treasury on the third Business Day immediately preceding November 16, 2004, will equal the rate the Series K Notes should bear in order for each Series K Note to have an approximate market value of 100.5% of the principal amount of the Series K Note; provided, in each case, that the Company may limit the Series K Reset Rate to no higher than 200 basis points over the Applicable Benchmark Treasury. In addition, the Series K Reset Rate shall in no event exceed the maximum rate permitted by applicable law.


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         If August 16, 2005 is the Series L Reset Date, the Reset Agent will determine the spread ("Series L Reset Spread"), which in the opinion of the Reset Agent, when added to the yield on the Applicable Benchmark Treasury on the third Business Day immediately preceding August 16, 2005, will equal the rate the Series L Notes should bear in order for the Series L Notes to have an approximate aggregate market value on such date of 100.5% of the 4-year Treasury Portfolio Purchase Price (as defined herein). If November 16, 2005 is the Series L Reset Date, the Reset Agent will determine the Series L Reset Spread which, in the opinion of the Reset Agent, when added to the yield on the Applicable Benchmark Treasury on the third Business Day immediately preceding November 16, 2005 will equal the rate determined by the Reset Agent as the rate the Series L Notes should bear in order for each Series L Note to have an approximate market value of 100.5% of the principal amount of the Series L Note; provided, in each case, that the Company may limit the Series L Reset Rate to no higher than 200 basis points over the Applicable Benchmark Treasury. In addition, the Series L Reset Rate shall in no event exceed the maximum rate permitted by applicable law.

         The "Applicable Benchmark Treasury" on a particular determination date means direct obligations of the United States, as agreed upon by the Company and the Reset Agent (which may be obligations traded on a when-issued basis only), having a maturity comparable to the remaining term to maturity of the applicable Senior Notes, which will be two years or two and one-quarter years, as applicable. The yield for the Applicable Benchmark Treasury will be the bid side yield displayed at 10:00 A.M., New York City time, on the third Business Day immediately preceding August 16, 2004 or November 16, 2004, as applicable with respect to the Series K Notes, and on the third Business Day immediately preceding August 16, 2005 or November 16, 2005, as applicable with respect to the Series L Notes, in the Telerate system (or if the Telerate system is no longer available on that date or, in the opinion of the Reset Agent (after consultation with the Company), no longer an appropriate system from which to obtain the yield, such other nationally recognized quotation system as, in the opinion of the Reset Agent (after consultation with the Company), is appropriate). If this yield is not so displayed, the yield for the Applicable Benchmark Treasury will be, as calculated by the Reset Agent, the yield to maturity for the Applicable Benchmark Treasury, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid yields, as of 10:30 A.M., New York City time, on the third Business Day immediately preceding August 16, 2004 or November 16, 2004, as applicable with respect to the Series K Notes, and on the third Business Day immediately preceding August 16, 2005 or November 16, 2005, as applicable with respect to the Series L Notes, of three leading United States government securities dealers selected by the Reset Agent (after consultation with the Company) (which may include the reset agent or an affiliate thereof).

         The Reset Spread and the Applicable Benchmark Treasury will be announced by the Company on the date they are established (each, a "Reset Announcement Date"), and the Company will cause a notice of the Reset Spread and the Applicable Benchmark Treasury to be published on the Business Day following the Reset Announcement Date by publication in a daily newspaper in the English language of general circulation in New York City, which is expected to be The Wall Street Journal.


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         Pursuant to one or more Remarketing Agreements ("Remarketing
         Agreements") to be entered into by the Company and one or more nationally recognized investment banking firms chosen by the Company, as the remarketing agent (the "Remarketing Agent"), unless a Tax Event (as defined herein) has occurred, the Series K Notes pledged pursuant to the Pledged Agreement will be remarketed (the "Initial Series K Remarketing") on the third Business Day immediately preceding August 16, 2004 (the "Initial Series K Remarketing Date") and the Series L Notes pledged pursuant to the Pledged Agreement will be remarketed (the "Initial Series L Remarketing") on the third Business Day immediately preceding August 16, 2005 (the "Initial Series L Remarketing Date"). In the event that the Initial Series K Remarketing results in a Failed Remarketing (as defined herein), the Series K Notes of Corporate Units holders (as defined herein) who have not given notice on or prior to the fifth Business Day immediately preceding November 16, 2004 (the "First Purchase Contract Settlement Date") but not earlier than the Interest Payment immediately preceding the First Purchase Contract Settlement Date, that they intend to settle the Purchase Contracts related to their Corporate Units with separate cash prior to the First Contract Settlement Date and who have not settled their Purchase Contracts early will be remarketed (the "Final Series K Remarketing") on the third Business Day immediately preceding the First Contract Settlement Date (the "Final Series K Remarketing Date"). In the event the Initial Series L Remarketing results in a Failed Remarketing, the Series L Notes of Corporate Unit holders who have not given notice on or prior to the fifth Business Day immediately preceding November 16, 2005 (the "Second Purchase Contract Settlement Date") but not earlier then the Interest Payment immediately preceding the Second Contract Settlement Date that they intend to settle the Purchase Contracts related to their Corporate Units with separate cash prior to the Second Contract Settlement Date and who have not settled their Purchase Contracts early will be remarketed (the "Final Series L Remarketing", and each of the Initial Series K Remarketing, Final Series K Remarketing, Initial Series L Remarketing and Final Series L Remarketing, a "Remarketing") on the third Business Day immediately preceding the Second Contract Settlement Date (the "Final Series L Remarketing Date"; and each of the Initial Series K Remarketing Date, Final Series K Remarketing Date, Initial Series L Remarketing Date and Final Series L Remarketing Date, a "Remarketing Date").

         Holders of Series K Notes that are not components of Corporate Units may elect to have their Series K Notes remarketed in either the Initial Series K Remarketing or the Final Series K Remarketing, as applicable, and holders of Series L Notes that are not components of Corporate Units may elect to have their Series L Notes remarketed in either the Initial Series L Remarketing or the Final Series L Remarketing, as applicable, in each case by providing notice of such election at least five Business Days prior to the applicable Remarketing Date but not earlier than the Interest Payment Date immediately preceding such Remarketing, and tendering their Series K Notes or Series L Notes, as applicable, along with a notice of such election, to the Custodial Agent, under, and in accordance with, the Pledge Agreement (as defined herein). Holders of Series K Notes or Series L Notes, as the case may be, electing to have their Senior Notes remarketed will also have the right to withdraw such election on or prior to the fifth Business Day immediately preceding the applicable Remarketing Date by notice to the Custodial Agent in accordance with the provisions of the Pledge Agreement.


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         The Company will request, no later than seven nor more than fifteen calendar days prior to each Reset Announcement Date that DTC (as defined herein) notify its participants holding beneficial interests in such Senior Notes of such applicable Reset Announcement Date and of the procedures that must be followed by the holders of such beneficial interests in such Senior Notes electing to have their Senior Notes of the appropriate series (which in the case of the Series K Reset Date will be the Series K Notes, and in the case of Series L Reset Date will be the Series L Notes) remarketed in the applicable Remarketing.

         On the third Business Day immediately preceding the Series K Reset Date, the Reset Agent shall determine the Series K Reset Rate for the Series K Notes by adding the applicable Reset Spread to the yield for the Applicable Benchmark Treasury on such date. On the third Business Day immediately preceding the Series L Reset Date, the Reset Agent shall determine the Series L Reset Rate for the Series L Notes by adding the applicable Reset Spread to the yield for the Applicable Benchmark Treasury on such date.

         The Remarketing Agent will use its reasonable efforts to remarket, on the applicable Remarketing Date, the Senior Notes of the applicable series tendered for such Remarketing at a price of approximately (i) 100.5% of the 3-Year Treasury Portfolio Purchase Price or 4-Year Treasury Portfolio Purchase Price, plus any accrued and unpaid interest (in the case of an Initial Series K Remarketing and Initial Series L Remarketing, respectively) and (ii) 100.5% of the aggregate Applicable Principal Amount of such Subject Senior Notes plus any accrued and unpaid interest (in the case of a Final Series K Remarketing or Final Series L Remarketing). After deducting as the remarketing fee an amount not exceeding 25 basis points (.25%) of the aggregate principal amount of the Senior Notes so remarketed from any amount of the proceeds of such Remarketing in excess of the aggregate principal amount of the Senior Notes so remarketed, plus such accrued and unpaid interest, the Remarketing Agent will remit the entire amount of the proceeds of such Remarketing to the Collateral Agent (with respect to Senior Notes that had been components of Corporate Units) or the Custodial Agent (with respect to other Senior Notes) in each case under the Pledge Agreement to be distributed to holders as provided in the Pledge Agreement. If the Remarketing Agent cannot remarket the applicable Senior Notes tendered for a Remarketing at a price not less than (i) 100% of the 3-Year Treasury Portfolio Purchase Price or 4-Year Treasury Portfolio Purchase Price, as applicable, plus any accrued and unpaid interest, in the case of the Initial Series K Remarketing or the Initial Series L Remarketing, or (ii) 100% of the aggregate principal amount of such tendered Senior Notes, plus any accrued and unpaid interest, in the case of the Final Series K Remarketing or Final Series L Remarketing, or if a condition precedent to a Remarketing shall not have been fulfilled, then such Remarketing shall be deemed to be a Failed Remarketing ("Failed Remarketing") with respect to such series of Senior Notes. If the Initial Series K Remarketing or the Initial Series L Remarketing results in a Failed Remarketing, the interest rate on the Series K Notes or Series L Notes, as applicable, will not be reset until November 16, 2004, in the case of the Series K Notes, and November 16, 2005, in the case of the Series L Notes.



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         "3-Year Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a Primary Treasury Dealer (as defined herein) to the Quotation Agent (as defined herein) on the third Business Day immediately preceding August 16, 2004 for the purchase of the 3-Year Treasury Portfolio for settlement on August 16, 2004.

         "3-Year Treasury Portfolio" means (i) interest or principal strips of U.S. Treasury Securities that mature on or prior to November 15, 2004 in an aggregate amount equal to the Applicable Principal Amount (as defined herein) of Series K Notes and (ii) with respect to the scheduled interest payment date on the Series K Notes that occurs on November 16, 2004, interest or principal strips of U.S. Treasury Securities which mature on or prior to November 16, 2004 in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of Series K Notes that would have been included in Corporate Units assuming no remarketing of Series K Notes on August 16, 2004 and that the interest rate on the Series K Notes was not reset on August 16, 2004.

         "4-Year Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a Primary Treasury Dealer to the Quotation Agent on the third Business Day immediately preceding August 16, 2005 for the purchase of the 4-Year Treasury Portfolio for settlement on August 16, 2005.

         "4-Year Treasury Portfolio" means (i) interest or principal strips of U.S. Treasury Securities that mature on or prior to November 15, 2005 in an aggregate amount equal to the Applicable Principal Amount of Series L Notes and (ii) with respect to the scheduled interest payment date on the Series L Notes that occurs on November 16, 2005, interest or principal strips of U.S. Treasury Securities which mature on or prior to November 16, 2005 in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of Series L Notes that would have been included in Corporate Units assuming no remarketing of Series L Notes on August 16, 2005 and that the interest rate on the Series L Notes was not reset on August 16, 2005.

         "Applicable Principal Amount" means (i) on any date prior to the Series K Reset Date, the aggregate principal amount of Series K Notes and Series L Notes that are components of Corporate Units on such date or
         (ii) on any date on or after the Series K Reset Date and prior to the Second Purchase Contract Settlement Date, the aggregate principal amount of Series K Notes Outstanding and the aggregate principal amount of Series L Notes that are components of Corporate Units on such date, or (iii) on or after the Series L Reset Date, the aggregate principal amount of the Series K Notes and Series L Notes Outstanding on such date.

6. Each installment of interest on a Series K Note and on a Series L Note shall be payable to the Person in whose name such Series K Note or such Series L Note is registered at the close of business on the Regular Record Date for such interest installment, which shall be the first day of the month next preceding the corresponding Interest Payment Date for the Senior Notes. The Security Registrar may, but shall not be required to, register the transfer of Senior Notes during the 10 days immediately preceding an Interest Payment Date. Any installment of interest on the Series K Notes or on the Series L Notes not


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         punctually paid or duly provided for shall forthwith cease to be payable to the Holders of such Series K Notes or of the Series L Notes on such Regular Record Date, and may be paid to the Persons in whose name such Series K Notes or such Series L Notes, respectively, are registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest. Notice of such Defaulted Interest and Special Record Date shall be given to the Holders of such Series K Notes and Series L Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Series K Notes and the Series L Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

7. The principal and each installment of interest on the Series K Notes and on the Series L Notes shall be payable at, and registration of transfers and exchanges in respect of the Series K Notes and the Series L Notes may be effected at, the office or agency of the Company in The City of New York; provided that payment of interest may be made at the option of the Company by check mailed to the address of the Persons entitled thereto or by wire transfer to an account designated by the Person entitled thereto. Notices and demands to or upon the Company in respect of the Series K Notes and the Series L Notes may be served at the office or agency of the Company in The City of New York. The Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands and the Company hereby appoints the Trustee as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee will initially be the Security Registrar and the Paying Agent for the Series K Notes and for the Series L Notes.

8. If a Tax Event shall occur and be continuing, the Company may, at its option, redeem the Senior Notes in whole (but not in part) at any time at a Redemption Price equal to, for each Senior Note, the Redemption Amount plus accrued and unpaid interest thereon, to the date of redemption (the "Tax Event Redemption Date"). If such Tax Event Redemption occurs prior to August 16, 2005 or, if the remarketing of the Series L Notes on the Final Series L Remarketing Date results in a Failed Remarketing, prior to the Second Purchase Contract Settlement Date, the Redemption Price payable with respect to the Senior Notes pledged to the Collateral Agent under the Pledge Agreement dated as of October 1, 2001 by and among the Company, The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary, and The Bank of New York, as Purchase Contract Agent (the "Pledge Agreement"), will be paid to the Collateral Agent on the Tax Event Redemption Date on or prior to 12:30 p.m., New York City time, by check or wire transfer in immediately available funds at such place and at such account as may be designated by the Collateral Agent in exchange for the Senior Notes pledged to the Collateral Agent.

         "Tax Event" means the receipt by the Company of an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, change in, or announced proposed change in, the laws (or any


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         regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation,
         (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any interpretation or pronouncement by any such legislative body, court, governmental agency or regulatory authority that provides for a position with respect to such laws or regulations that differs from the generally accepted position on the date the Senior Notes are issued, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after the date of issuance of the Senior Notes, there is more than an insubstantial risk that interest payable by the Company on the Senior Notes would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

         Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Tax Event Redemption Date to each registered Holder of Senior Notes to be redeemed at its registered address as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price, on and after the Tax Event Redemption Date interest shall cease to accrue on such Senior Notes.

         "Primary Treasury Dealer" means a primary U.S. government securities dealer in New York City.

         "Quotation Agent" means (i) Merrill Lynch Government Securities, Inc. and its respective successors, provided, however, that, if the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

         "Redemption Amount" means for each Senior Note, the product of (i) the principal amount of such Senior Note and (ii) a fraction whose numerator is the Treasury Portfolio Purchase Price and whose denominator is the Applicable Principal Amount.

         "Tax Event Treasury Portfolio" means, with respect to the Applicable Principal Amount of Senior Notes (a) if the Tax Event Redemption Date occurs prior to the Series K Reset Date, a portfolio of zero-coupon U.S. Treasury Securities consisting of (i) interest or principal strips of U.S. Treasury Securities that mature on or prior to November 16, 2004 in an aggregate amount equal to the Applicable Principal Amount of Series K Notes and interest or principal strips of U.S. Treasury Securities that mature on or prior to November 16, 2005 in an aggregate amount equal to the Applicable Principal Amount of Series L Notes and
         (ii) with respect to each scheduled interest payment date on the Senior Notes of each series that occurs after the Tax Event Redemption Date, interest or principal strips of U.S. Treasury Securities that mature on or prior to such dates in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of the Senior Notes on such date, assuming the interest rate of the Senior Notes of each series is not reset on any Reset Date, (b) if the Tax Event Redemption occurs on or after the Series K Reset Date and prior to the Series L Reset Date, a portfolio of zero-coupon U.S. Treasury Securities consisting of (i) interest or principal strips of U.S. Treasury Securities that mature on or prior to November 16, 2006 in an aggregate amount equal to the Applicable Principal Amount of Series K Notes, and interest or principal strips of U.S. Treasury Securities that mature on or prior to November 16, 2005 in an aggregate amount equal to the Applicable Principal Amount of Series L Notes, and
         (ii) with respect to each scheduled interest payment date on Senior Notes of each series that occurs after the Tax Event Redemption Date and on or before November 16, 2006, in the case of the Series K Notes, or on or before November 16, 2005, in the case of the Series L Notes, interest or principal strips of U.S. Treasury Securities that mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of the Senior Notes, on that date assuming the interest rate of the Series L Notes was not reset on a Series L Reset Date, and (c) if the Tax Event Redemption Date occurs after the Series L Reset Date, a portfolio of zero-coupon U.S. Treasury Securities consisting of (i) principal or interest strips of U.S. Treasury Securities that mature on or prior to November 16, 2006


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         in an aggregate principal amount equal to the Applicable Principal
         Amount of Series K Notes and principal or interest strips of U.S. Treasury Securities that mature on or prior to November 16, 2007 in an aggregate principal amount equal to the Applicable Principal Amount of the Series L Notes and (ii) with respect to each scheduled interest payment date on the Senior Notes that occurs after the Tax Event Redemption Date, interest or principal strips of U.S. Treasury Securities that mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of the Senior Notes on such date.

         "Tax Event Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a Primary Treasury Dealer to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Tax Event Treasury Portfolio for settlement on the Tax Event Redemption Date.

         "Treasury Portfolio Purchase Price" means, as applicable, the 3-Year Treasury Portfolio Purchase Price, the 4-Year Treasury Portfolio Purchase Price or the Tax Event Treasury Portfolio Purchase Price.

9. If the Final Series K Remarketing results in a Failed Remarketing, holders of Series K Notes will have the right to put their Series K Notes to the Company on December 30, 2004 for repayment as provided in the form of Series K Notes; and (ii) if the Final Series L Remarketing results in a Failed Remarketing, holders of Series L Notes will have the right to put their Series L Notes directly to the Company on December 30, 2005 for repayment as provided in the form of Series L Notes.

10. Initially the Senior Notes will be issued in certificated form registered in the name of The Bank of New York, as Agent, under the Purchase Contract Agreement dated as of October 1, 2001 between the Company and The Bank of New York, as Agent (the "Purchase Contract Agreement") as components of certain securities of the Company referred to as Corporate Units (the "Corporate Units"), or in the name of Cede & Co. (as nominee for The Depository Trust Company ("DTC"), the initial securities depository for the Senior Notes that are not components of Corporate Units), and may bear such legends as either the Agent or DTC, respectively, may reasonably request. Notwithstanding section 6 hereof, if the Senior Notes are registered in the names of additional Holders, the


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         Company shall have the right to select a Regular Record Date for such
         Senior Notes, which shall be at least one Business Day but not more than 60 Business Days prior to the relevant Interest Payment Date; provided that, unless the Purchase Contracts described in such Purchase Contract Agreement have been terminated, such Regular Record Date must be the same as the record date for the Corporate Units described in such Purchase Contract Agreement.

11. No service charge shall be made for the registration of transfer or exchange of the Series K Notes or of the Series L Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer.

12. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Senior Notes, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                  (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Series K Notes and the Series L Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section
         701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Senior Notes or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

                  (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Senior Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

13. The Series K Notes and the Series L Notes shall have such other terms and provisions as are provided in the forms thereof set forth in Exhibit A and Exhibit B hereto, respectively, and shall be issued in substantially such forms.

14. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Series K Notes and the Series L Notes and the definitions in the Indenture relating thereto and in respect of which this certificate is made.

15. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

16. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with.

17. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of $437,500,000 aggregate principal amount of Series K Notes and $437,500,000 aggregate principal amount of Series L Notes, as requested in the accompanying Company Order 1-D-1 have been complied with.

         IN WITNESS WHEREOF, I have executed this Officer's Certificate this 16 day of October, 2001.

                                          By /s/ MICHAEL J. MCNALLY
                                             --------------------------------
                                             Name:  Michael J. McNally
                                             Title: Executive Vice President

                                                                       EXHIBIT A


                              [depository legend]

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                        [FORM OF FACE OF SERIES K NOTE]


                                   TXU CORP.

                   SERIES K SENIOR NOTE DUE NOVEMBER 16, 2006

         TXU CORP., a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of __________ Dollars on November 16, 2006, and to pay interest on said principal sum quarterly on February 16, May 16, August 16 and November 16 of each year (each an Interest Payment Date) commencing November 16, 2001, initially at the rate of 4.75% per annum until the Series K Reset Date, and at the Series K Reset Rate on and after the Series K Reset Date until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from October 16, 2001, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the first day of the month next preceding the corresponding Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register or by wire transfer to an account designated by the person entitled thereto.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            TXU CORP.


                                            By:
                                               -------------------------------

ATTEST:


------------------------


                         CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK, as Trustee


                                            By:
                                               -------------------------------
                                                    Authorized Signatory

                       [FORM OF REVERSE OF SERIES K NOTE]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities Series K and Series L), dated as of October 1, 2001 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on October 16, 2001 creating the series designated on the face hereof (herein called, the "Officer's Certificate"), for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $500,000,000.

         If a Tax Event shall occur and be continuing, the Company may, at its option, redeem the Securities of this series in whole (but not in part) at any time at a Redemption Price equal to the Redemption Amount plus accrued and unpaid interest thereon to the Tax Event Redemption Date.

         The Holder of this Security may, on or prior to the fifth Business Day immediately preceding August 16, 2004 or November 16, 2004 tender this Security to The Chase Manhattan Bank, as Custodial Agent, for remarketing in accordance with the Pledge Agreement dated as of October 1, 2001 among the Company, The Bank of New York and The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary.

         If the Final Series K Remarketing has resulted in a Failed Remarketing, each Holder of Securities of this series who holds such Securities on the day immediately following the First Purchase Contract Settlement Date shall have the right to put such Holder's Securities of this series to the Company on December 30, 2004 (the "Put Option Exercise Date"), upon at least three Business Days' prior notice, at a price equal to the principal amount of such Securities, plus accrued and unpaid interest, if any thereon (the "Repayment Price").

         In order for the Securities to be so repurchased, the Company must receive, on or prior to 5:00 p.m. New York City Time on the third Business Day immediately preceding the Put Option Exercise Date, at the then principal executive offices of the Company, the Securities of this series to be repurchased with the form entitled "Option to Elect Repayment" on the reverse of or otherwise accompanying such Securities duly completed. Any such notice received by the Company shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of the Securities of this series for repayment shall be determined by the Company, whose determination shall be final and binding. The payment of the Repayment Price in respect of such Securities of this series shall be made, either through the Trustee or the Company acting as Paying Agent, no later than 12:00 noon, New York City time, on the Put Option Exercise Date.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         The Securities of this series are issuable only in registered form without coupons in denominations of $25. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of

Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture and the Officer's Certificate shall have the meanings assigned to them in the Indenture and in the Officer's Certificate.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $______ principal amount of the within Security, pursuant to its terms, on the "Put Option Exercise Date," together with any interest thereon accrued but unpaid to the date of repayment, to the undersigned at:

--------------------------------------------------------------------------------
           (Please print or type name and address of the undersigned)

and to issue to the undersigned, pursuant to the terms of the Security, a new Security or Securities representing the remaining aggregate principal amount of this Security.

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received by the Company at its principal executive office, Attn: Secretary, no later than 5:00 p.m. on the third Business Day prior to December 30, 2004.

Dated:

                                          Signature:
                                                    ---------------------------

                                Signature Guarantee:
                                                    ---------------------------

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security without alternation or enlargement or any change whatsoever.

                              SIGNATURE GUARANTEE
         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Series K Senior Note due November 16, 2006 to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Security on the Security Register. The agent may substitute another to act for him or her.

Date:
     --------------------------

                                          Signature:
                                                    ----------------------------

                                Signature Guarantee:
                                                    ----------------------------


     (Sign exactly as your name appears on the other side of this Security)

                              SIGNATURE GUARANTEE
         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B


                              [depository legend]

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                       [FORM OF FACE OF SERIES L NOTE]


                                   TXU CORP.

                   SERIES L SENIOR NOTE DUE NOVEMBER 16, 2007

         TXU CORP., a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of ____________________ Dollars on November 16, 2007, and to pay interest on said principal sum quarterly on February 16, May 16, August 16 and November 16 of each year (each an Interest Payment Date) commencing November 16, 2001, initially at the rate of 5.45% per annum until the Series L Reset Rate, and at the Series L Reset Rate on and after the Series L Reset Date until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from October 16, 2001, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the first day of the month next preceding the corresponding Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register or by wire transfer to an account designated by the person entitled thereto.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                 TXU CORP.


                                                 By:
                                                    ----------------------------
ATTEST:


----------------------------

                         CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK, as Trustee


                                               By:
                                                  ----------------------------
                                                      Authorized Signatory

                       [FORM OF REVERSE OF SERIES L NOTE]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities Series K and Series L), dated as of October 1, 2001 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on October 16, 2001 creating the series designated on the face hereof (herein called the "Officer's Certificate"), for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $500,000,000.]

         If a Tax Event shall occur and be continuing, the Company may, at its option, redeem the Securities of this series in whole (but not in part) at any time at a Redemption Price equal to the Redemption Amount plus accrued and unpaid interest thereon to the Tax Event Redemption Date.

         The Holder of this Security may, on or prior to the fifth Business Day immediately preceding August 16, 2005 and on November 16, 2005, tender this Security to The Chase Manhattan Bank, as Custodial Agent, for remarketing in accordance with the Pledge Agreement dated as of October 1, 2001 among the Company, The Bank of New York and The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary.

         If the Final Series L Remarketing has resulted in a Failed Remarketing, each holder of Securities of this series who holds such Securities on the day immediately following the Second Purchase Contract Settlement Date shall have the right to put such holder's Securities of this series to the Company on December 30, 2005 (the "Put Option Exercise Date"), upon at least three Business Days' prior notice, at a price equal to the principal amount of such Securities, plus accrued and unpaid interest, if any thereon (the "Repayment Price").

         In order for the Securities to be so repurchased, the Company must receive, on or prior to 5:00 p.m. New York City Time on the third Business Day immediately preceding the Put Option Exercise Date, at the then principal executive offices of the Company, the Securities of this series to be repurchased with the form entitled "Option to Elect Repayment" on the reverse of or otherwise accompanying such Securities duly completed. Any such notice received by the Company shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of the Securities of this series for repayment shall be determined by the Company, whose determination shall be final and binding. The payment of the Repayment Price in respect of such Securities of this series shall be made, either through the Trustee or the Company acting as Paying Agent, no later than 12:00 noon, New York City time, on the Put Option Exercise Date.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         The Securities of this series are issuable only in registered form without coupons in denominations of $25. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of

Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture and the Officer's Certificate shall have the meanings assigned to them in the Indenture and in the Officer's Certificate.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $________ principal amount of the within Security, pursuant to its terms, on the "Put Option Exercise Date," together with any interest thereon accrued but unpaid to the date of repayment, to the undersigned at:

--------------------------------------------------------------------------------
           (Please print or type name and address of the undersigned)

and to issue to the undersigned, pursuant to the terms of the Security, a new Security or Securities representing the remaining aggregate principal amount of this Security.

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received by the Company at its principal executive office, Attn: Secretary, no later than 5:00 p.m. on the third Business Day prior to December 30, 2005.

Dated:

                                          Signature:
                                                    ----------------------------
                                Signature Guarantee:
                                                    ----------------------------


Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security without alternation or enlargement or any change whatsoever.

                              SIGNATURE GUARANTEE
         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


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

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Series L Senior Note due November 16, 2007 to:

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--------------------------------------------------------------------------------

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        (Insert assignee's social security or tax identification number)

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                   (Insert address and zip code of assignee)

and irrevocably appoints

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--------------------------------------------------------------------------------

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agent to transfer this Security on the books of the Security Register. The agent may substitute another to act for him or her.

Date:
     --------------------------

                                          Signature:
                                                    ----------------------------
                                Signature Guarantee:
                                                    ----------------------------


     (Sign exactly as your name appears on the other side of this Security)

                              SIGNATURE GUARANTEE
         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.





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